SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 14, 2000
                                                  ------------------------------


                                 MGI PROPERTIES
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             (Exact name of registrant as specified in its charter)


    Massachusetts                   1-6833                04-6268740
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(State or other jurisdiction     (Commission             (IRS Employer
     of incorporation)           File Number)          Identification No.)


           50 Congress Street, Suite 222, Boston, Massachusetts 02109
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (617) 248-2300
                                                    ---------------------------

Item 5.  Other Events.
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         On August 14, 2000,  MGI  Properties  (NYSE:  MGI) (the "Trust") sent a letter to its shareholders in respect of the previously announced declaration of a liquidating distribution of $1.85 per share payable on September 28, 2000 to shareholders of record at the close of business on September 14, 2000 and the scheduled termination of the Trust as of September 30, 2000, at which time the Trust's remaining assets, which currently include cash and three properties,
will  contemporaneously  be  distributed,   subject  to  any  of  its  remaining
liabilities, to a liquidating trust to be known as the MGI Properties Liquidating Trust. For additional information, reference is made to the letter which is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and
         ---------------------------------------------------------
         Exhibits.
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         (c) Exhibits

         Exhibit No.                                 Exhibit
         ----------                                  -------

           99.1            Letter to Shareholders dated August 14, 2000.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MGI PROPERTIES
                                         (Registrant)



Dated: August 15, 2000                 By:/s/ Phillip C. Vitali
                                          ---------------------------
                                          Name:  Phillip C. Vitali
                                          Title: Executive Vice President
                                                   and Treasurer
                                                 (Principal Financial and
                                                 Accounting Officer)

                                  EXHIBIT INDEX
                                  -------------


99.1     Letter to Shareholders dated August 14, 2000.